Exhibit 99.1

TSX: IN NASDAQ: INM Suite 310-815 W. Hastings St. Vancouver, BC, Canada V6C 1B4 Tel: +1.604.669.7207 Email: info@inmedpharma.com www.inmedpharma.com

InMed Pharmaceuticals Achieves 2g/L Cannabinoid Yield with IntegraSyn™

This yield level demonstrates commercial viability; supports advancing to large-scale production

Vancouver, BC – April 26, 2021 – InMed Pharmaceuticals Inc. (“InMed” or the “Company”) (Nasdaq: INM; TSX:IN), a clinical-stage company developing cannabinoid-based pharmaceutical drug candidates and leading the clinical development of cannabinol (“CBN”), today announced that its IntegraSyn™ cannabinoid manufacturing approach has achieved a level of 2g/L cannabinoid yield, a milestone that signals commercial viability and supports advancement to large-scale production in the coming months.

For its first application using the IntegraSyn™ approach, InMed set two main objectives to enable a cost-effective solution to cannabinoid production: to achieve a commercially viable yield higher than current industry standards and to lower overall manufacturing costs through process optimization. InMed’s IntegraSyn™ manufacturing approach was able to achieve both objectives. IntegraSyn™ utilizes an enzymatic biotransformation process as a part of an overall integrated cannabinoid manufacturing approach to overcome certain natural yield limitations of traditional biosynthesis for full cannabinoid assembly. Having achieved a 2g/L yield level, InMed will now focus on manufacturing scale-up to larger batch sizes while continuing process and enzyme optimization, targeting increased cannabinoid yield and further reducing the overall cost of goods. In parallel, the Company continues to prepare the manufacturing process to be Good Manufacturing Practice (GMP)-ready for pharmaceutical quality production. The next stage of large-scale production is to produce a batch with a target output of one kilogram of the selected cannabinoid in 2H2021 via a GMP-ready process.

“We are very pleased to have achieved this high yield at this stage and are looking forward to applying the IntegraSyn™ approach to large-scale production. As this scale-up progresses, we will also seek to further optimize our manufacturing and purification processes and further enhance the enzyme design. These ongoing improvements will focus on achieving even higher yields, beyond the already impressive 2g/L,” commented Eric Hsu, Senior Vice President, Preclinical R&D. “I would also like to acknowledge the Almac Group, our collaborator and contract manufacturing partner, for bringing their extensive knowledge and expertise to the program as we reached this important milestone.”

Michael Woudenberg, Vice President of Chemistry, Manufacturing and Controls, added, “In addition to achieving a commercially viable cannabinoid yield level, we have focused on utilizing cost-competitive starting materials to enable a cost-effective solution to pharmaceutical-grade cannabinoid production with IntegraSynTM. We believe this is especially important in accessing rare cannabinoids.”

About InMed: InMed Pharmaceuticals is a clinical-stage company developing a pipeline of cannabinoid-based pharmaceutical drug candidates, initially focused on the therapeutic benefits of cannabinol (“CBN”), in diseases with high unmet medical need. The Company is dedicated to delivering new therapeutic alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs. For more information, visit www.inmedpharma.com.

About IntegraSyn™: IntegraSyn™ is InMed’s integrated cannabinoid manufacturing system designed to efficiently and economically produce pharmaceutical-grade, bio-identical cannabinoids. The scalable and flexible IntegraSyn™ manufacturing system integrates multiple commercially proven methods to efficiently produce cannabinoids utilizing cost-effective processes.

About Almac Group: The Almac Group is an established contract development and manufacturing organization providing an extensive range of integrated services across the drug development lifecycle to the pharmaceutical and biotech sectors globally. Its innovative services range from R&D, biomarker discovery development and commercialization, API manufacture, formulation development, clinical trial supply, Interactive Response Technology through to commercial-scale manufacture. Almac is an international, privately-owned organization which has grown organically over the past five decades now employing over 5,600 highly skilled personnel across 18 facilities including Europe, the US and Asia. For more information please visit almacgroup.com.

Edison Group
Joe Green/Laine Yonker
T: +1.646.653.7030/+1.646.653.7035
E:	jgreen@edisongroup.com
lyonker@edisongroup.com

Cautionary Note Regarding Forward-Looking Information:

Cautionary Note Regarding Forward-Looking Information: This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking information”) within the meaning of applicable securities laws. Forward-looking information is based on management’s current expectations and beliefs and is subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking information in this news release includes statements about: commercial viability and advancement to large-scale production and the timing thereof; the focus of the Company on manufacturing scale-up to larger batch sizes while continuing process and enzyme optimization, targeting increased cannabinoid yield and reducing overall costs; the preparation to be GMP-ready; IntegraSyn™ being able to efficiently and economically produce pharmaceutical-grade, bio-identical cannabinoids; delivering new therapeutic alternatives to patients that may benefit from cannabinoid-based pharmaceutical drugs; and the next stage being a target output of one kilogram of the selected cannabinoid in 2H2021 via a GMP-ready process. With respect to the forward-looking information contained in this news release, InMed has made numerous assumptions regarding, among other things: that the manufacturing approach means commercial viability and possible large-scale production; cannabinoid yield can be increased; overall costs can be reduced; the manufacturing process is possible to be GMP-ready for pharmaceutical quality production; and optimization of the manufacturing and purification processes and further enhancement of enzyme design is possible. While InMed considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause InMed’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information contained herein. Known risk factors include, among others: the outbreak and impact of COVID-19 may worsen; commercial viability and large-scale production may not be possible within anticipated timelines or at all; the manufacturing process may not be GMP-ready for pharmaceutical quality production; demand or interest for InMed’s products may decrease or cease; and economic and market conditions may become unstable or unfavorable. A more complete discussion of the risks and uncertainties facing InMed is disclosed in InMed’s filings with the Securities and Exchange Commission and the most recent Annual Information Form filed with Canadian securities regulatory authorities on SEDAR at www.sedar.com. All forward-looking information herein is qualified in its entirety by this cautionary statement, and InMed disclaims any obligation to revise or update any such forward-looking information or to publicly announce the result of any revisions to any of the forward-looking information contained herein to reflect future results, events or developments, except as required by law.

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